                                   SUPPLEMENT
                             DATED NOVEMBER 21, 2008
                           TO THE CURRENTLY EFFECTIVE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                            CLASS Y SHARES PROSPECTUS
                            EACH DATED MARCH 1, 2008
         FOR THE HARTFORD MUTUAL FUNDS (COLLECTIVELY THE "PROSPECTUSES")

THE PROSPECTUSES REFERENCED ABOVE ARE REVISED AS FOLLOWS:

THE HARTFORD GLOBAL TECHNOLOGY FUND

Effective January 1, 2009 Nicolas B. Boullet, will be involved in portfolio management and securities analysis along with Scott E. Simpson, John F. Averill, Bruce L. Glazer and Anita M. Killian for The Hartford Global Technology Fund (the "Fund"). Eric Stromquist will no longer serve as a portfolio manager of the Fund.

In addition, as previously disclosed, effective December 31, 2008, Eric Stromquist will be withdrawing from the Wellington Management Company, LLP ("Wellington Management") partnership. Accordingly, effective December 31, 2008, Mr. Stromquist will no longer be involved in portfolio management and securities analysis for the Fund.

Finally, effective June 30, 2009, Scott E. Simpson will be withdrawing from the Wellington Management partnership. Accordingly, prior to June 30, 2009, Mr. Simpson's responsibilities with respect to the fund will be gradually transitioned to other members of the team until such time as Mr. Simpson is no longer involved in portfolio management and securities analysis for the fund.

Accordingly, effective January 1, 2009, the following change is being made to the Prospectuses:

In the section entitled "Management of the Funds - Portfolio Managers of the Funds - Global Technology Fund" the disclosure is deleted in its entirety and replaced with the following:

     GLOBAL TECHNOLOGY FUND This fund has been managed by a team of global industry analysts that specialize in the technology sector since its inception in 2000. Each member of the team manages a portion of the fund based upon industry sectors which may vary from time to time. Allocations among various sectors within the technology industry are made collectively by the team.

     JOHN F. AVERILL, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the communications equipment and components sectors. Mr. Averill joined Wellington Management as an investment professional in 1994.

     NICOLAS B. BOULLET, Assistant Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since January 2009 and for clients of the firm for the past four years focused primarily on the mid-cap business services, education companies, and other selected technology stock sectors. Mr. Boullet joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, he held various positions at Ingenio, a technology start-up firm in San Francisco (2000 - 2003).

     BRUCE L. GLAZER, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the business information technology and computer services sectors. Mr. Glazer joined Wellington Management as an investment professional in 1997.

   ANITA M. KILLIAN, CFA, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2003 focused primarily on the communications equipment and components sectors. Ms. Killian joined Wellington Management as an investment professional in 2000.

   SCOTT E. SIMPSON, Senior Vice President and Global Industry Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2000 focused primarily on the software and internet sectors. Mr. Simpson joined Wellington Management as an investment professional in 1995.

   It is anticipated that after June 30, 2009, Scott E. Simpson will be withdrawing from the Wellington Management partnership. Accordingly, prior to June 30, 2009, Mr. Simpson's responsibilities with respect to the fund will be gradually transitioned to other members of the team until such time as Mr. Simpson is no longer involved in portfolio management and securities analysis for the fund.

   THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

                                   SUPPLEMENT
                             DATED NOVEMBER 21, 2008
                                     TO THE
                             AMENDED AND RESTATED
              COMBINED STATEMENT OF ADDITIONAL INFORMATION (THE "SAI")
                          FOR THE HARTFORD MUTUAL FUNDS
                               DATED OCTOBER 31, 2008


THE SAI IS REVISED AS FOLLOWS:

THE HARTFORD GLOBAL TECHNOLOGY FUND

(1) Effective January 1, 2009 Nicolas B. Boullet, will be involved in portfolio management and securities analysis along with Scott E. Simpson, John F. Averill, Bruce L. Glazer and Anita M. Killian for The Hartford Global Technology Fund (the "Fund"). Eric Stromquist will no longer serve as a portfolio manager of the Fund.

In addition, as previously disclosed, effective December 31, 2008, Eric Stromquist will be withdrawing from the Wellington Management Company, LLP ("Wellington Management") partnership. Accordingly, effective December 31, 2008, Mr. Stromquist will no longer be involved in portfolio management and securities analysis for the Fund.

Accordingly, effective January 1, 2009, the following change is being made to the SAI:

(a) In the section entitled "Portfolio Managers of the Funds - Other Accounts Sub-advised by Wellington Management Portfolio Managers," the following information is added:


   PORTFOLIO              REGISTERED             ASSETS          POOLED         ASSETS            OTHER          ASSETS
    MANAGER               INVESTMENT             MANAGED        ACCOUNTS        MANAGED          ACCOUNTS        MANAGED
                           COMPANY            (IN MILLIONS)                  (IN MILLIONS)                    (IN MILLIONS)
                           ACCOUNTS
  Nicolas B. Boullet          3(j)               $50.7             10(k)         $56.4              14            $54.4


(j) Mr. Boullet joined Scott E. Simpson, John F. Averill, Bruce L. Glazer and Anita M. Killian as portfolio manager of The Hartford Global Technology Fund in January 2009. Therefore the information presented in the table above is current as of October 31, 2008.

(k) The advisory fee for 2 of these pooled accounts is based upon performance. Assets under management in those accounts total approximately $10.5 million.

(2) It is expected that effective June 30, 2009, Scott E. Simpson will be withdrawing from the Wellington Management partnership. Accordingly, prior to June 30, 2009, Mr. Simpson's responsibilities with respect to the fund will be gradually transitioned to other members of the team until such time as Mr. Simpson is no longer involved in portfolio management and securities analysis for the fund.











      THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.